Credit Card Processing Arrangements	9 Months Ended
Sep. 30, 2011
Credit Card Processing Arrangements [Abstract]
Credit Card Processing Arrangements

5. Credit Card Processing Arrangements

The Company has agreements with organizations that process credit card transactions arising from the purchase of air travel, baggage fees, and other ancillary services by customers. As it is standard in the airline industry, the Company's contractual arrangements with credit card processors permit them, under certain circumstances, to retain a holdback or other collateral, which the Company records as restricted cash, when future air travel and other future services are purchased via credit card transactions. The required holdback is the percentage of the Company's overall credit card sales that its credit card processors hold to cover refunds to customers if the Company fails to fulfill its flight obligations. At December 31, 2009 and 2010, the required holdback balance was $77.5 million and $87.7 million, respectively. As of September 30, 2011, the Company had amended its processing agreements with all of its processors. Prior to the amendments, the credit card processors required the Company to maintain cash collateral equal to approximately 100% of the Company's air traffic liability. The amendments were approved in light of the Company's improved balance sheet as a result of the recently completed IPO, the related recapitalization and the elimination of the holdback held by the credit card processors, effectively bringing the Company's restricted cash balance to zero, provided that the Company continues to satisfy certain liquidity and other financial covenants. Failure to meet these covenants would provide the processors the right to reinstate a holdback, resulting in a commensurate reduction of unrestricted cash.

At December 31, 2009 and 2010, the required holdback for one of the processors was partially satisfied by a letter of credit (LC), issued in favor of the processor in the amount of $25.0 million and $15.0 million, respectively. The LC was secured by substantially all of the assets of the Company and was senior to all other obligations of the Company. The LC was due to expire on April 30, 2011. On April 29, 2011, the Company extended its letter of credit facility until April 30, 2014 and increased the amount to $30.0 million. This extended facility was subject to a commitment fee of 15% per annum payable on a monthly basis. In addition, the letter of credit was subject to a $0.6 million termination fee if terminated before June 30, 2012. On June 1, 2011, the Company terminated the LC and paid the $0.6 million termination fee. The termination of this LC resulted in a $30 million increase in restricted cash funded by the Company to its principal credit card processor due to the then applicable holdback requirements.

As of December 31, 2009 and 2010, and September 30, 2011, the Company had advance ticket sales and $9 Fare Club memberships purchased with credit cards of approximately $85.4 million, $101.1 million, and $121.4 million (unaudited), respectively. As of December 31, 2010 and September 30, 2011, the Company was in compliance with its credit card processing agreements, and the processors were holding back $72.7 million and $0 (unaudited), respectively, of remittances (with respect to December 31, 2010, after considering the LC issued in favor of the Company's largest credit card processor). The maximum potential exposure to cash holdbacks by the Company's credit card processors, based upon advance ticket sales and $9 Fare Club memberships as of December 31, 2010 and September 30, 2011, was $86.1 million and $121.4 million (unaudited), respectively.